BONDBLOXX ETF TRUST

BONDBLOXX PRIVATE CREDIT CLO ETF

SUPPLEMENT DATED December 9, 2025,

TO THE PROSPECTUS DATED FEBRUARY 28, 2025 (the “Supplement”)

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus dated February 28, 2025

On April 21, 2025, Nomura Holding America Inc. (together with its parent company, Nomura Holdings, Inc., hereinafter referred to as “Nomura”) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s US and European public investments business, which included Delaware Investment Fund Advisers, a series of Macquarie Investment Management Business Trust, the BondBloxx Private Credit CLO ETF’s (the “Fund”) investment sub-adviser (“MIMBT”) (the “Transaction”). The Transaction closed on December 1, 2025, and upon the closing, the Fund’s investment sub-advisory agreement automatically terminated in accordance with its terms and applicable regulations. In connection with the Transaction, the Board of Trustees of BondBloxx ETF Trust (the “Trust”) appointed Macquarie Asset Management Credit Advisers US, LLC (“MAMCA”) to serve as the Fund’s investment sub-adviser under the manager-of-managers exemptive order that the Trust and BondBloxx Investment Management Corporation, the Fund’s investment adviser, previously received, with MAMCA’s appointment as the Fund’s investment sub-adviser effective as of December 1, 2025. The Fund will continue to be managed in accordance with its existing investment objectives and strategies and will continue to be managed by the same portfolio managers.

Effective as of December 1, 2025, the following changes are hereby made to the Prospectus:

The last paragraph under “Principal Investment Strategies” in the Fund Overview section is deleted in its entirety and replaced with the following:

The Adviser has retained Macquarie Asset Management Credit Advisers US, LLC, a Delaware limited liability company, to serve as the Fund’s investment sub-adviser (the “Sub-Adviser”). In managing the Fund’s assets, the Sub-Adviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models, and risk management systems. In the top-down economic analysis, the Sub-Adviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the Sub-Adviser’s bottom-up research which informs security selection. In its bottom-up research, the Sub-Adviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The Sub-Adviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.

The sub-sections “Sub-Adviser” and “Portfolio Managers (Delaware Investments Fund Advisers”) under “Portfolio Managers” in the Fund Overview section are deleted in their entirety and replaced with the following:

Sub-Adviser. Macquarie Asset Management Credit Advisers US, LLC, a Delaware limited liability company, serves as the Fund’s investment sub-adviser.

Portfolio Managers (Macquarie Asset Management Credit Advisers US, LLC). Mr. Vivek Bommi, CFA, CPA is the portfolio manager who is primarily responsible for the day-to-day management of the Fund. Mr. Bommi has been a portfolio manager of the Fund since the Fund’s inception.

Mr. Bommi is a Managing Director, Senior Portfolio Manager and Head of Leveraged Credit at Macquarie Asset Management Credit Advisers, LLC. Mr. Bommi is employed by the Sub-Adviser and works with a broader investment management team.

The eighth paragraph under “More Information About the Fund” is deleted in its entirety and replaced with the following:

The Adviser has retained Macquarie Asset Management Credit Advisers US, LLC, a Delaware limited liability company, to serve as the Fund’s investment sub-adviser. In managing the Fund’s assets, the Sub-Adviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models, and risk management systems. In the top-down economic analysis, the Sub-Adviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the Sub-Adviser’s bottom-up research which informs security selection. The Sub-Adviser conducts due diligence on all the investable deals and managers in the private credit CLO universe through a proprietary framework on the basis of collateral quality, manager quality, performance, and liquidity, with the goal of constructing private credit CLO allocations that are optimally positioned and diversified, reflective of the macroeconomic outlook, and provide maximum compensation for the risk that the Fund is taking. The economic data considered by the Sub-Adviser includes fundamental, technical, and relative value data that could be impactful in the private credit CLO market, such as prospective and retrospective analysis of consumer/corporates health, market sentiment, loan market performance, loan defaults/distressed exchanges and macro-economic events. In its bottom-up research, the Sub-Adviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. Internal ratings are a combination of scorecards based on manager style, collateral quality, manager performance and liquidity. To evaluate the financial health of issues, the Sub-Adviser obtains financial data on the trusts based on trustee reports and industry standard vendor data (such as Intex) and performs dynamic financial analysis. The Sub-Adviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return (which includes capital appreciation and income) rather than the yield of such security.

The “Management – Sub-Adviser” section of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser. Macquarie Asset Management Credit Advisers US, LLC (“MAMCA”), a Delaware limited liability company, located at 660 Fifth Avenue, New York, New York 10103, serves as sub-adviser to the Fund pursuant to an investment sub-advisory agreement by and among the Sub-Adviser, the Trust, on behalf of the Fund, and BIM (the “Sub-Advisory Agreement”). MAMCA is a wholly owned subsidiary of Macquarie Group Limited and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. As of July 24, 2025, MAMCA had approximately $201 million in assets under management.

The second to last paragraph on page 28 under “Management” in the Prospectus is deleted in its entirety and replaced with the following:

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BIM is available in the Fund’s Semi-Annual Report for the period ended April 30, 2025, and a discussion regarding the basis for the approval by the Board of the Sub-Advisory Agreement with the Sub-Adviser will be available in the Fund’s Annual Report for the period ended October 31, 2025.

The “Management – Portfolio Management – Delaware Investments Fund Advisers” section of the Prospectus is deleted in its entirety and replaced with the following:

Macquarie Asset Management Credit Advisers US, LLC

Vivek Bommi, CFA, CPA. Mr. Bommi has been a portfolio manager of the Fund since the Fund’s inception. Mr. Bommi is a Managing Director and Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit & Insurance, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management. Prior to joining Macquarie, he was Head of European and UK Fixed Income at Alliance Bernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Mr. Bommi spent more than 10 years at Neuberger Berman within Leveraged Credit in various roles, including Director of Research, Portfolio Manager, and Head of Europe. Mr. Bommi received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BONDBLOXX ETF TRUST

BONDBLOXX PRIVATE CREDIT CLO ETF

SUPPLEMENT DATED December 9, 2025,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED FEBRUARY 28, 2025,

AS SUPPLEMENTED FROM TIME TO TIME (the “Supplement”)

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI dated February 28, 2025, as supplemented from time to time

On April 21, 2025, Nomura Holding America Inc. (together with its parent company, Nomura Holdings, Inc., hereinafter referred to as “Nomura”) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s US and European public investments business, which included Delaware Investment Fund Advisers, a series of Macquarie Investment Management Business Trust, the BondBloxx Private Credit CLO ETF’s (the “Fund”) investment sub-adviser (“MIMBT”) (the “Transaction”). The Transaction closed on December 1, 2025, and upon the closing, the Fund’s investment sub-advisory agreement automatically terminated in accordance with its terms and applicable regulations. In connection with the Transaction, the Board of Trustees of BondBloxx ETF Trust (the “Trust”) appointed Macquarie Asset Management Credit Advisers US, LLC (“MAMCA”) to serve as the Fund’s investment sub-adviser under the manager-of-managers exemptive order that the Trust and BondBloxx Investment Management Corporation, the Fund’s investment adviser, previously received, with MAMCA’s appointment as the Fund’s investment sub-adviser effective as of December 1, 2025. The Fund will continue to be managed in accordance with its existing investment objectives and strategies and will continue to be managed by the same portfolio managers.

Effective as of December 1, 2025, the following changes are hereby made to the SAI:

In the “Investment Strategies and Risks – Private Credit CLO ETF” section of the SAI, all references to Delaware Investments Fund Advisers and MIMBT are hereby deleted and replaced with Macquarie Asset Management Credit Advisers US, LLC and MAMCA, respectively.

The “General Considerations and Risks – Private Credit CLO ETF” section of the SAI, all references to Delaware Investments Fund Advisers and MIMBT are hereby deleted and replaced with Macquarie Asset Management Credit Advisers US, LLC and MAMCA, respectively.

In the “Investment Advisory, Administrative and Distribution Services” section of the SAI, in the “Investment Adviser and Sub-Advisory Disclosures” sub-section, the section referencing Delaware Investments Fund Advisers and MIMBT is deleted in its entirety and replaced with the following:

Macquarie Asset Management Credit Advisers US, LLC

MAMCA serves as sub-adviser to the Private Credit CLO ETF pursuant to an investment sub-advisory agreement by and among MAMCA, the Trust, on behalf of the Fund, and BIM. MAMCA is a Delaware limited liability company located at 660 Fifth Avenue, New York, New York 10103. MAMCA is a wholly owned subsidiary of Macquarie Group Limited and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. As of July 24, 2025, MAMCA had approximately $201 million in assets under management.

Portfolio Managers

Vivek Bommi, CFA, CPA. Mr. Bommi has been a portfolio manager of the Private Credit CLO ETF since its inception. Mr. Bommi is a Managing Director and Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit & Insurance, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management. Prior to joining MAMCA, he was Head of European and UK Fixed Income at Alliance Bernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Mr. Bommi spent more than 10 years at Neuberger Berman within Leveraged Credit in various roles, including Director of Research, Portfolio Manager, and Head of Europe. Mr. Bommi received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.

Compensation

Each MAMCA portfolio manager’s compensation, as of February 28, 2025, consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid to peer investment advisory firms.

Bonus – An objective component is added to the bonus for each portfolio manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to a fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.)(“Broadridge”) or Morningstar, Inc. peer group percentile ranking on a one-, three-, and five-year basis with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by MAMCA and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including a MAM notional investment plan (the “MAM Notional Investment Plan”) and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

MAM Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MAM complex pursuant to the terms of the MAM Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of November 30, 2025, MAMCA’s portfolio managers did not beneficially own any shares of the Private Credit CLO ETF.

Other Accounts

As of July 31, 2025, in addition to the Private Credit CLO ETF, MAMCA’s portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts[1]	Total Assets (in millions)[1]	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Vivek Bommi, CFA, CPA	8	$4,300	0	$0	0	$0

[1]	Inclusive of MAMCA accounts and MAMCA affiliate accounts.

None of these accounts above are subject to a performance-based advisory fee.

Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Private Credit CLO ETF and the investment action for each such other fund or account and the Private Credit CLO ETF may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Private Credit CLO ETF. Additionally, the management of multiple funds or accounts and the Private Credit CLO ETF may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Private Credit CLO ETF. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. MAMCA or its affiliates have established proprietary accounts and initial seed accounts, and also manage accounts or affiliated entities. A portfolio manager may also have invested in certain funds or accounts managed by MAMCA. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. MAMCA has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.

Some of the accounts managed by a portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While MAMCA’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

When MAMCA and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.

In the “Investment Advisory, Administrative and Distribution Services” section of the SAI, in the “Code of Ethics” sub-section, the reference to MIMBT is deleted and replaced with MAMCA.

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